OTHER REVENUE AND EXPENSES	12 Months Ended
Dec. 31, 2022
OTHER REVENUE AND EXPENSES
OTHER REVENUE AND EXPENSES

NOTE 42 – OTHER REVENUE AND EXPENSES

	12/31/2022	12/31/2021	12/31/2020
Reimbursement of fixed assets in progress - AIC	121,033	588,786	—
Gain from disposal of CEEE-T shares (b)	453,624	—	—
Reimbursement of inefficiency – CCC	—	621,968	—
Effects of Law No. 14,182/2021 (c)	(355,062)	—	—
Other income and expenses	(32,671)	—	16,134
	186,924	1,210,754	16,134

(a) Reimbursement of Fixed Assets in Progress - AIC

In January 2022, Eletrobras’s Board of Directors decided to approve the amount of the AIC reimbursable from Ceron, currently Energisa Rondônia, in the amount of R$121,033. In addition, the signing of the AIC Reimbursement Agreement to be entered into by Eletrobras and Energisa was also approved. As defined in the Share Purchase Agreement and Other Covenants, Energisa Rondônia will make the payment of the calculated amount of the AIC reimbursable in 60 installments, with the outstanding balance being adjusted by 111% of the Selic rate. See note 15.

(b) Gain on disposal of CEEE-T shares

Eletrobras sold all its equity interest in CEEE-T to CPFL de Energia Cone Sul Ltda, during the year ended December 2022. See note 20.

(c) Effects of Law No. 14,182/2021

The residual values of the new concessions were written off against the result of the period due to the irrecoverable status determined by CNPE, net of the result of the indemnities. See note 1.2.2.